SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT
                              (AMENDMENT NUMBER I)

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported) December 4, 1997


                             MB Software Corporation
             (Exact name of registrant as specified in its charter)

       Colorado                        0-11808                 59-2219994
---------------------------        ----------------          -----------------
(State or other jurisdiction       (Commission File         (IRS Employer
        incorporation)                  Number)             Identification No.)


        2225 E. Randol Mill Road Suite 305, Arlington, Texas 76011
             (Address of principal executive offices)    (Zip Code)



Registrant's telephone number, including area code          817-633-9400

Item 4.  Change in Registrant's Certifying Account

a)(1)    Dismissal of Independent Accountant

     (i) On November 26, 1997, the Registrant advised King, Griffin and Adamson P.C. that the Registrant intended to retain a different independent accounting firm for the audit of its financial statements for the year ending December 31, 1997. King, Griffin and Adamson had been engaged as the principal accountants to audit the Registrant's financial statements.

     (ii) King, Griffin and Adamson reports on the Registrant's financial statements for the years ended December 31, 1996 and December 31, 1995 contained no adverse opinion or disclaimer of opinion and were not qualified as to uncertainty, audit scope or accounting principles.

     (iii)There have been no disagreements with King, Griffin and Adamson on any matter of accounting principles or practices, financial statement disclosures or auditing scope or procedures during the Registrant's years ended December 31, 1996 and December 31, 1995 or in the subsequent interim period through November 26, 1997 (the date of termination) which disagreement(s), if not resolved to King, Griffin and Adamson's satisfaction would have caused King, Griffin and Adamson to make reference to the subject matter of the disagreement(s) in connection with its report.

     (iv) King, Griffin and Adamson did not advise the Registrant during the Registrant's years ended December 31, 1996 and December 31, 1995 or in the subsequent interim period through November 26, 1997, (the date of termination):

          (A) that the internal controls necessary for the Registrant to develop reliable financial statements did not exist;

          (B) that information had come to its attention that had led it to no longer be able to rely on management's representations, or that had made it unwilling to be associated with the financial statements prepared by management;

          (C) (1) of the need to expand significantly the scope of its audit, or that information had come to its attention during the most recent fiscal year or any subsequent interim period that if further investigated might (i) materially have impacted the fairness or reliability of either: a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report or (ii) have caused it to be unwilling to rely on management's representations or be associated with the Registrant's financial statements, and (2) it did not, due to its dismissal or for any other reason, expand the scope of its audit or conduct such further investigation: or

          (D) that information had come to its attention that it had concluded materially impacts the fairness or reliability of either: (i) a previously issued audit report or the underlying financial statements, or (ii) the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report.

     (v) The Registrant has requested King, Griffin and Adamson to provide a letter addressed to the Securities and Exchange commission stating whether it agrees with the statements set forth above. A copy of King, Griffin and Adamson's letter to the Securities and Exchange Commission is filed as Exhibit 1 to this Form 8-K.

a(2) Engagement of New Independent Accountant

     (i) As of this filing, Registrant has not engaged a new independent principal accountant to audit the Registrant's financial statements.

     Item 7. Financial Statements and Exhibits

    Exhibit Number  Description



         Exhibit 1  Letter from King,  Griffin and Adamson to the Securities and
                    Exchange   Commission  pursuant  to  Item  304  (a)  (3)  of
                    Regulation S-K.




       Exhibit 2 Letter from King, Griffin and Adamson P.C. to the Securities and Exchange Commission pursuant to Item 304 (a) (3) of Regulation S-K and comment letter dated December 5, 1997.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             MB Software Corporation
     Date:  December 4, 1997
                                               /s/Scott A. Haire
                                             Scott A. Haire, Chairman of the
                                             Board, Chief Executive Officer
                                             And President (Principal Financial
                                             Officer)

                                INDEX TO EXHIBITS

    Exhibit Number   Description



    Exhibit 1 Letter from King, Griffin and Adamson P.C. to the Securities and Exchange Commission pursuant to Item 304 (a) (3) of Regulation S-K.

    Exhibit 2 Letter from King, Griffin and Adamson P.C. to the Securities and Exchange Commission pursuant to Item 304 (a) (3) of Regulation S-K and comment letter dated December 5, 1997.

               King Griffin & Adamson P.C.


                December 10, 1997



                Securities and Bxchange Commission
                450 Fifib Street, N.W.
                Washington, D.C. 20549

                RE:     MB Software Corporation File Ref. No.0-11808


                We were previously the principal accountant for MB Software Corporation and, under the date of February 21, 1997, we reported on the consolidated financial statements of MB Software Corporation and subsidiaries as of and for the years ended December 31, 1996 and 1995. On November 26, 1997, our appointment as principal accountant was terminated. We have read MB Sofiware Corporation's statements included under Item 4 of its Form 8-K Amendment Number 1 dated December 4, 1997 and we agree with such statements.


                Sincerely,
                /s/ King Griffin & Adamson P.C.
                KING GRIFFIN & ADAMSON P.C.







                               Pacific Center II
                        14160 dallas Parkway Ninth Floor
                              Dallas, Texas 75240
                         T 972.788/4466 F 972.788.2778
                            E-Mail:KGA-CPAS@msn.com